SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[ ]    Preliminary Information Statement      [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14c-5(d)(2))
[X]    Definitive Information Statement

                         Health Systems Solutions, Inc.
                         ------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                         Health Systems Solutions, Inc.
                    200 South Hoover Boulevard, Building 205
                              Tampa, Florida 33609

                              INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     GENERAL

         This Information Statement is being furnished to the stockholders of Health Systems Solutions, Inc., a Nevada corporation (the "Company"), in lieu of an Annual Meeting in connection with the following proposals (the "Proposals"):

         1. To elect 3 members to the Company's Board of Directors to hold office until the Company's annual meeting of stockholders to be held in 2004 and until their successors are duly elected and qualified;

         2. To ratify the appointment of Rogoff & Company, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2003;

         3. To increase the number of shares of Common Stock the Company is authorized to issue to 150,000,000 shares and to increase the number of Preferred Shares the Company is authorized to issue to 15,000,000 shares (the "Amendment").

         4. To adopt the 2003 Management and Director Equity Incentive and Compensation Plan.

         This Information Statement is being sent in lieu of an annual meeting. The Company has adopted the Proposals by the written consent of stockholders holding a majority of the voting power of the Company.

         The Company's Board of Directors approved and recommended, pursuant to a written consent dated May 2, 2003, that the Proposals be accepted. The Company's stockholders holding a majority of the voting power of the Company approved the Proposals, pursuant to a written consent dated May 2, 2003. The proposed Amendment will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. The Company anticipates that the filing of the Amendment will occur on or about June 23, 2003 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

         The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS") and Article 2, Section 9 of the Company's Bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

         Stanford Venture Capital Holdings, Inc. ("Stanford") beneficially owns 2,856,013 shares of common stock and 1,880,341 shares of Series A $1.17

Preferred Stock ("Series A Preferred Stock") of the Company, representing approximately 89% of the voting power of the Company, gave its written consent to the Proposals described in this Information Statement on May 2, 2003. In addition, on May 2, 2003, Deluxe Investment Company and B. M. Milvain, owners of 500,000 and 127,764 shares, respectively, of common stock of the Company, gave their written consent to the Proposals. The affirmative consent of Stanford, Deluxe Investment Company and B. M. Milvain represents approval of the Proposals by the holders of an aggregate of approximately 94.3% of the Company's voting power. It is proposed that this Information Statement will be first sent to the stockholders on or about June 3, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of common stock, Series A Preferred Stock and Series B Preferred Stock of the Company, and thus the voting power, is May 19, 2003 (the "Record Date").

         The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters' rights under the NRS are afforded to the Company's stockholders as a result of the adoption of the Proposals.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

         As of the Record Date, there were 5,523,199 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Stanford, Deluxe Investment Company and B. M. Milvain have voted an aggregate 3,483,777 shares of common stock in favor of the Proposals. In addition, as of the Record Date, there were 1,880,341 shares of Series A Preferred Stock. Each share of Series A Preferred Stock entitles the holder thereof to 10 votes on all matters submitted to stockholders. All of the currently outstanding shares of Series A Preferred Stock are currently held by Stanford, and have been voted in favor of the Proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the Amendment described herein; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 200 S. Hoover Blvd., Building 205, Tampa, Florida 33609.

                                         Shares                          Percent of
Name                               Beneficially Owned                Shares Outstanding
----                               ------------------                ------------------
Stanford Venture Capital
   Holdings, Inc. (1)                    9,963,605(4)                      78.9%
J. Rockwell Smith (2)                      756,111                         20.8%
Deluxe Investment Company (3)              500,000                         13.7%
B. M. Milvain                              127,764                          3.5%
Steven Katz                                      0                            0%
Batsheva Schreiber                               0                            0%
Kimberly J. Richards                             0                            0%

All executive officers and
directors as a group
(4 persons)                                127,764                          3.5%

------------
(1) Beneficial stockholder is R. Allen Stanford. Business address is 5050 Westheimer Road, Houston, Texas 77056.
(2)      Address is P.O. Box 3303, Park City, Utah 84060.
(3) Beneficial stockholder is Ian Markofsky. Business address is 2700 Cypress Creek Road, Suite 103-C, Fort Lauderdale, Florida 33309.
(4) Includes 2,856,013 shares of common stock. Also includes: 1,880,341 shares of Series A Preferred Stock as though converted on a 1 for 1 basis into common stock and 437,500 shares of Series B Preferred Stock as though converted on a 1 for 5 basis into 2,187,500 shares of common stock. Also includes the conversion of all securities which can be acquired on or before July 13, 2003 (approximately 60 days from the date hereof) - 618,750 shares of Series B Preferred Stock which are convertible into 3,093,750 shares of Common Stock.

                                   Proposal 1

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS
----------------------

         Article V of the Company's Articles of Incorporation permits the Board of Directors to fix the number of directors at not less than one nor more than nine.

         Three directors will be elected at the Annual Meeting. The nominees for directors will serve until the annual meeting of stockholders to be held in 2004 and until his successor is duly elected and qualified. B. M. Milvain, Steven Katz and Batsheva Schreiber currently serve as directors. They were appointed to serve as directors effective with the Company's consummation of an Agreement and Plan of Merger on October 24, 2002.

         All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

         The following persons have been nominated for election to the Board of
Directors:

         Name                       Age               Position
         ----                       ---               --------

         B. M. Milvain               66               President and Director

         Steven Katz                 54               Director

         Batsheva Schreiber          55               Director

Business Experience.
-------------------

         B. M. Milvain is President and General Manager of Healthcare Quality Solutions, Inc., the Company's wholly-owned subsidiary ("HQS"). Mr. Milvain has been a senior officer of HQS, Provider Acquisition, LLC ("PAL") and its predecessor company, Provider Solutions Corp. since 1993. From August 1988 until November 1992 Mr. Milvain was Chief Operating Officer of LPA, Inc., a subsidiary of NYNEX Corporation, and a supplier of on-line transaction processing software for electronic payment services. From March 1988 until September 1997, Mr. Milvain was also a consultant to the Chairman of the Board of BancTec, Inc., a global provider of solutions for automation capture, processing and archiving of paper and electronic forms. From 1985 to 1988 he was Vice President of Marketing at Systeme Corporation, an innovator and developer of wide area network and PC technology for branch automation products for retail banking applications. From 1982 to 1984 Mr. Milvain was President of George K. Baum Leasing, Inc. From 1972 to 1982 he was co-founder of Unimark, Inc., a computer leasing and used computer dealer. Prior positions were with Marsh & McLennan Companies (1969 to 1972), Waddell & Reed (1966 to 1969) and IBM (1960 to 1966). Mr. Milvain graduated with a Bachelors of Business Administration degree from the University of Oklahoma in 1960.

         Steven Katz is President of Steven Katz & Associates, Inc., a health care and technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Mr. Katz has been President to Steven Katz & Associates, Inc. since 1982. From January 2000 to October 2001, Mr. Katz was also President and Chief Operating Officer of Senesco Technologies, Inc., an American Stock Exchange company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1981 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Boards of Directors of Biophan Technologies, Inc. and USA Technologies, Inc. and several private companies.

         Batsheva Schreiber is President and CEO of CareManagers Inc., a health care advocacy and consulting company focusing on supporting individuals and their families in all aspects of services during changes in health status. Ms. Schreiber has been President and CEO of CareManagers Inc. since 1998. From 1996 to 1997, Ms. Schreiber was Director of Operations at Master Care, a case management company that focused on efficiency and quality care in the workers compensation and group health areas. From 1994 to 1996 Ms. Schreiber was a co-founder and principal of Revival Home Health Care, a certified home care company serving the Metropolitan New York City area. Other home care experience includes senior positions at Olsten KQC (1992 to 1994) and Nursefinders (1988 to 1992). From 1970 to 1988, Ms. Schreiber established and developed various medical programs and services at Ohel Children's Home & Family Services in New York City. Prior experience includes medical/surgical nursing and in-patient psychiatry (1966 to 1970) at Maimonides Medical Center in New York. Ms. Schreiber is a Registered Nurse in New York and New Jersey and has her BSN from the University of the State of New York. She is active in various community programs and is a member of several company Boards of Directors.

Information Concerning the Board of Directors.
---------------------------------------------

         During the year ended December 31, 2002 the Company's Board of Directors held 2 meetings. Each member of the Board participated in each action of the Board.

Committees of the Board of Directors.
------------------------------------

         The Audit Committee, which currently consists of Steven Katz and Batsheva Schreiber, reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. Mr. Katz is considered by the Company to be a "financial expert." The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Company's Board of Directors has adopted a written Charter of the Audit Committee. Ms. Schreiber, a member of the Audit Committee, is deemed independent, as defined in the National Association of Securities Dealers' listing standards. The Audit Committee met on 1 occasion during the year ended December 31, 2002.

         The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         The Company does not have a formal nominating committee. The Board of Directors, acting as a nominating committee, recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders. The Board of Directors will also consider candidates for directors nominated by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders to be held in 2004, must notify the Secretary of the Company, in writing, no later than September 1,

2003. The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate. A statement from the candidate must also be furnished, indicating the candidate's desire and ability to serve as a director. Adherence to these procedures is a prerequisite to a stockholder's right to nominate a candidate for director at the annual meeting.

Audit Committee Report.
----------------------

         The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the company's financial reporting and auditing process.

         The Audit Committee is comprised solely of Batsheva Schreiber and Steven Katz. Ms. Schreiber qualifies as an independent director, as defined in the Marketplace Rules of The NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee review and assesses the adequacy of its charter on an annual basis.

         As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

         Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

         The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

         The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

         Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the year ended December 31, 2002.

                                               Submitted by the Audit Committee
                                               of the Board of Directors:

                                               /s/ Steven Katz
                                               ---------------

                                               /s/ Batsheva Schreiber
                                               ----------------------

Report of the Board of Directors on Executive Compensation.
----------------------------------------------------------

         The following statement made by the Board of Directors, sitting as a Compensation Committee, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under either of such Acts.

         The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         In determining the compensation of the Company's executive officers, the Board of Directors takes into account all factors which it considers relevant, including business conditions, in general, and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, the performance of the Company, in general, and the performance of the specific executive officer under consideration, including the business area of the Company for which such executive officer is responsible. In light of these factors, the Board of Directors determined that the payment of discretionary bonuses to executive officers was not appropriate for the fiscal year ended December 31, 2002.

         The Board of Directors also believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to stockholders in the success of the Company. In the future, the Board of Directors intends to make use of stock options, along with other traditional salary and bonus components of executive compensation packages, to provide incentives to attract and maintain qualified executive officers.

                                            Submitted by the Board of Directors,
                                            Sitting as a Compensation Committee:

                                            /s/  B. M. Milvain
                                            ------------------

                                            /s/  Steven Katz
                                            ----------------

                                            /s/  Batsheva Schreiber
                                            -----------------------

Compensation Committee and Insider Participation.
------------------------------------------------

         The current Board of Directors includes B. M. Milvain, who also serves as an executive officer of the Company. As a result, this director discusses and participates in deliberations of the Board of Directors on matters relating to the terms of executive compensation. In this regard, a director whose executive compensation is voted upon by the Board of Directors must abstain from such vote.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

         Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended December 31, 2002, none of the Company's directors, officers, or shareholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any forms necessary under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

EXECUTIVE COMPENSATION
----------------------

Summary Compensation Table.
--------------------------

         The following table shows, for the year ended December 31, 2002, the cash and other compensation paid by the Company to its President, Chief Executive Officer and each other executive officer whose annual compensation was $100,000 or more. The Company did not pay any compensation to its executive officers for the two years prior to December 31, 2002.

                                                                                     Long Term
                                                 Annual Compensation               Compensation
                                                 -------------------               ------------
                                                                     Other
                                                                     Annual         Securities        All Other
                                           Salary     Bonus       Compensation      Underlying     Compensation(4)
Name and Principal Position       Year      (US$)     (US$)          (US$)            Options           (US$)
---------------------------       ----      -----     -----       ------------      ----------     ---------------
B. M. Milvain, President and      2002     44,533       0             0                0                   0
Acting Chief Executive
Officer(1)

J. Rockwell Smith, President      2002          0       0             0                0                   0
and Acting Chief Executive
Officer(2)

Dale F. Miller, President and     2002          0       0             0                0                   0
Chief Executive Officer(3)

--------------
(1)      Appointed to serve as president effective October 24, 2002.
(2)      Served from July 1, 2002 until October 24, 2002.
(3)      Resigned effective July 1, 2002.
(4) Effective with the Merger, the board of directors has elected to compensate the following officers: B.M. Milvain ($150,000 per year); Kimberly J. Richards ($105,000 per year); and Clare DeBoef ($125,000 per year). These officers have not entered into employment agreements with the Company.

Option/SAR Grants Table.
-----------------------

         The Company did not grant any options to purchase shares of Common Stock during the fiscal year ended December 31, 2002.

Aggregated Option Exercises and Fiscal Year-End Option Value Table.
------------------------------------------------------------------

         None.

Securities Authorized for Issuance Under Equity Compensation Plans
------------------------------------------------------------------

         The following table provides information as of the Record Date about the Company's Common Stock that may be issued upon the exercise of options granted to employees or members of the Board of Directors under all of the Company's existing equity compensation plans.

                                                                                               Number of securities
                                                                                             remaining available for
                                                                                           future issuance under equity
                                         Number of securities                                    compensation plans
                                          to be issued upon           Weighted-average         [excluding securities
                                             exercise of             exercise price of          reflected in column
           Plan Category                  outstanding options        outstanding options               (a)]
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by             0                          N/A                         3,300,000
security holders (1)

Equity compensation plans not                     0                          N/A                               N/A
approved by security holders

Total                                             0                          N/A                         3,300,000

(1) 2003 Management and Director Equity Incentive and Compensation Plan was approved by written consent of a majority of the Company's shareholders on May 2, 2003. The Plan is discussed herein.

Director Compensation.
---------------------

         All directors, other than officers of the Company, receive an annual fee of $5,000.

Employment and Consulting Agreements.
------------------------------------

         The Company has no employment contracts with any of its officers or directors and maintains no retirement, fringe benefit or similar plans for the benefit of its officers or directors. The Company may, however, enter into employment contracts with its officers and key employees, adopt various benefit plans and begin paying compensation to its officers and directors as it deems appropriate to attract and retain the services of such persons.

         The Company pays its directors an annual fee of $5,000 per year. The Company does not pay fees to directors for their attendance at meetings that are not executive officers of the Board of Directors or of committees; however, the Company may adopt a policy of making such payments in the future. The Company will reimburse out-of-pocket expenses incurred by directors in attending Board and committee meetings.

         During the fiscal year ended December 31, 2002, there were no outstanding stock options. Also during such fiscal year, no long-term incentive plans or pension plans were in effect with respect to any of the Company's officers, directors or employees.

Certain Relationships and Related Transactions
----------------------------------------------

         On October 22, 2002 the Company and HQS consummated an Agreement and Plan of Merger (the "Merger Agreement") with Provider Acquisition, LLC, a Florida limited liability company ("PAL"). Certain of our principal stockholders ("Principal Stockholders") were also parties to the Merger Agreement. Pursuant to the Merger Agreement, PAL was merged into HQS, which survived as the Company's wholly owned subsidiary. At the closing of the merger on October 24, 2002 ("Closing Date"), the issued and outstanding units of PAL were surrendered in exchange for an aggregate of 2,142,857 shares of the Company's common stock and the separate corporate existence of PAL terminated. Stanford Venture Capital Holdings, Inc. ("Stanford"), the majority interest holder of PAL, received 1,915,842 of the shares of common stock issued pursuant to the Merger Agreement.

         Pursuant to a Securities Purchase Agreement dated October 22, 2002, Stanford has made an aggregate cash investment of $2,200,000 (the "Investment") in the Company. The Investment is in the form of Series A Convertible Preferred

Stock and Warrants of the Company. For its aggregate investment, Stanford has received 1,880,341 shares of Series A Preferred Stock (subject to anti-dilution provisions), convertible into 1,880,341 shares of common stock of the Company at a conversion price of $1.17 per share and 1,880,342 Warrants exercisable to purchase an aggregate of 1,880,342 shares of common stock. Each share of Series A Preferred Stock has ten votes, voting together with the Company's common stock on all matters submitted for a vote. Each Warrant gives the holder the right to acquire one share of the Company's common stock at an exercise price of $1.17 per share. The Warrants are immediately exercisable and expire five years after their initial dates of issuance. Stanford has assigned its rights to an aggregate of 50% of the Warrants to several of its employees. As described below, the exercise price of the Warrants has been reduced to $0.001 per share.

         The Company granted to Stanford certain registration rights under a Registration Rights Agreement with respect to the Series A Preferred Stock, the Warrants and the shares of common stock issued to Stanford in connection with the Merger. No later than December 31, 2003, the Company is required to file Form SB-2 Registration Statement under the Securities Act of 1933 covering all of the shares of Common Stock purchased by Stanford and its assigns, including shares that may be received through the exercise of Warrants or the conversion of the Series A Preferred Stock. In the event a filing is not timely made, the Company will issue Stanford and certain other parties to the agreement, as a penalty, additional warrants equal to 10% of the warrants originally issued for every fiscal quarter the filing is not made. Stanford also has "piggy back" registration rights.

         Pursuant to a Securities Purchase Agreement ("New Agreement") dated April 30, 2003 ("Effective Date"), Stanford has agreed to make an aggregate investment of $2,000,000 in the Company, in several tranches, subject to the conditions of the Securities Purchase Agreement (the " Second Investment"). The Second Investment will be in the form of Series B $0.80 Convertible Preferred Stock of the Company. For its aggregate investment, Stanford will receive 2,500,000 shares of Series B Preferred Stock. The shares of Series B Preferred Stock will be issued and sold in various tranches on eight monthly closing dates, commencing on May 19, 2003.

         Each share of Series B Preferred Stock shall be convertible (subject to antidilution) into 5 shares of common stock of the Company (that is, an initial conversion price of $0.16 per share). Each share of Series B Preferred Stock will have ten votes. In addition, the Series B Preferred Shares will vote together with the Common Stock on all matters submitted for a vote, except as otherwise provided under Nevada law.

         As additional consideration under the New Agreement, the Company has agreed to reprice the exercise price of the 1,880,342 Common Stock Purchase Warrants ("Warrants") issued to Stanford pursuant to the Securities Purchase Agreement dated October 16, 2002. Pursuant to an Instrument of Warrant Repricing ("Instrument"), each share of Common Stock represented by the Warrants shall be exercisable at $0.001 per share.

         The Company granted to Stanford certain registration rights under a Registration Rights Agreement with respect to the Series B Preferred Stock. No later than December 31, 2003, the Company is required to file an SB-2 Registration Statement under the Securities Act covering all of the shares of Common Stock underlying the Series B Preferred Stock. In the event a filing is not timely made, the Company will issue to Stanford, as a penalty, a warrant for each share of Series B Preferred Stock originally issued for every month the filing is not made. Stanford also has "piggy back" registration rights.

         The Company had from October 2002 until April 2003 a consulting agreement with Steven Katz, one of its directors, for management services with its wholly owned subsidiary as well as for providing due diligence in the search for future acquisitions for the Company. Mr. Katz was paid a fee of $10,000 per month plus expenses. Work on due diligence was paid on a per hour basis as required.

                                   Proposal 2

   PROPOSAL TO RATIFY THE APPOINTMENT OF ROGOFF & COMPANY, P.C. AS INDEPENDENT
                            AUDITORS OF THE COMPANY

         Pursuant to a written consent, a majority of the Company's stockholders ratified the Board of Directors' engagement of Rogoff & Company, P.C. for the fiscal year ending December 31, 2003.

         The Company's auditor for the fiscal year ended December 31, 2002 was Rogoff & Company, P.C. On November 27, 2002, HJ & Associates was dismissed as the Company's principal accountant. HJ & Associates' reports on the financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, HJ & Associates' reports were modified to include an explanatory paragraph wherein HJ & Associates expressed substantial doubt about the Company's ability to continue as a going concern. The Company had no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to HJ & Associates' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The decision to change accountants has been approved by the Company's Board of Directors. During the two most recent fiscal years ended December 31, 2001, and the subsequent period through November 27, 2002, we did not consult with Rogoff & Company, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Fees to Auditors.
----------------

         Audit Fees: The aggregate fees, including expenses, billed by Rogoff & Company, P.C. in connection with the audit of the Company's consolidated financial statements for the most recent fiscal year and for the review of the Company's financial information included in its Annual Report on Form 10-KSB; its Current Report on Form 8-K (relating to the reorganization); and its quarterly reports on Form 10-QSB during the year 2002 was $93,390. The majority of the fees and expenses ($65,190) were associated with the reorganization of the Company and the financial information of the predecessor company.

         Financial Information Systems Design and Implementation Fees. The aggregate fees, including expenses, billed by Rogoff & Company, P.C. for financial information systems design and implementation (professional services described under Paragraph (c)(4)(ii) of Regulation S-X) during year 2002 were $-0-.

         All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by Rogoff & Company, P.C. during year 2002 was $-0-.

         The Audit Committee has considered whether the provisions of the services covered above under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.

                                   Proposal 3

 AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF
   COMMON STOCK FROM 20,000,000 SHARES TO 150,000,000 SHARES AND INCREASE OUR AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 SHARES TO 15,000,000 SHARES

         On May 2, 2003, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve a proposal to increase our authorized shares of Common Stock from 20,000,000 shares to 150,000,000 shares and increase our authorized shares of Preferred Stock from 5,000,000 shares to 15,000,000 shares (the "Recapitalization") by amending the Company's Articles of Incorporation (the "Amendment"). On May 2, 2003, stockholders holding a majority of our issued and outstanding Capital Stock approved by written consent the Recapitalization by adopting the Amendment.

         The Company proposes to utilize the additional shares of authorized Common Stock and Preferred Stock (collectively, "Capital Stock") provided for in the Amendment, from time to time, as the need may arise, in connection with future opportunities for expanding the Company's business through investments or acquisitions, equity financing, management incentive plans, employee benefit plans, and for other purposes. Management intends to continue to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. The Company will not limit itself to healthcare information system industry or similar industries. Management cannot predict the nature of any potential business opportunity it may ultimately consider. The Company currently has no commitment or arrangement, written or oral, to participate in any other business opportunity. The Company currently has no plans to issue additional shares of Capital Stock.

         Authorized but unissued shares of the Capital Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

         The Recapitalization will effect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us or proportionate voting power, unless and until additional shares of Capital Stock authorized through the Amendment are issued.

         The Recapitalization will have the following effects upon the shares of our Capital Stock outstanding and the number of authorized and unissued shares of our Capital Stock:

            * The number of shares of our Capital Stock owned by each stockholder will remain the same;
            * The number of shares of Common Stock we are authorized to issue will increase to 150,000,000 shares;
            * The number of shares of Preferred Stock we are authorized to issue will increase to 15,000,000 shares;
            * The par value of the Common Stock will remain $0.001 per share;
            * The par value of the Preferred Stock (including the outstanding Series A Preferred Stock and Series B Preferred Stock) will remain $0.001 per share;
            * The stated capital on our balance sheet attributable to the Capital Stock will remain the same, as will the additional paid-in capital account.

Manner of Effecting the Recapitalization
----------------------------------------

         The Recapitalization will be effected by the filing of the Certificate of Amendment to our Certificate of Incorporation with the Secretary of the State of Nevada. The Recapitalization will become effective on the Effective Date.

No Rights of Appraisal
----------------------

         Under the Laws of Nevada, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment to effect the Recapitalization, and we will not independently provide our stockholders with any such right.

Certain Federal Income Tax Consequences
---------------------------------------

         We believe that the federal income tax consequences of the Recapitalization to holders of our Capital Stock will be as follows:

            * No gain or loss will be recognized by a stockholder upon the Effective Date of the Recapitalization.
            * The aggregate tax basis of shares of our Capital Stock will not be effected by the Recapitalization.
            * The holding period of shares of our Capital Stock after the Recapitalization will remain the same as the holding period prior to the Recapitalization.

         Our beliefs regarding the tax consequence of the Recapitalization are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

         This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

         The state and local tax consequences of the Recapitalization may vary significantly as to each stockholder, depending upon the state in which he or she resides.

         The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Recapitalization.

                                   Proposal 4

               ADOPTION OF OUR 2003 MANAGEMENT AND DIRECTOR EQUITY
                         INCENTIVE AND COMPENSATION PLAN

         Our Board of Directors has approved, and a majority of our stockholders have approved the 2003 Management and Director Equity Incentive and Compensation Plan (the "Plan").

Reasons for the Adoption of the Plan
------------------------------------

         The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include our officers, directors, other key employees and consultants who have responsibilities affecting our management, development or financial success.

         Our Board of Directors cannot predict what effect, if any, the adoption by our stockholders of the Plan will have on the market price of our Common Stock.

A Description of the Plan

         We have reserved an aggregate of 3,300,000 shares of Common Stock for issuance under the Plan. At the Record Date we had no outstanding options under the Plan. Our Board of Directors (or at their discretion a committee of our board members) administers the Plan including, without limitation, the selection of recipients of awards under the Plan, the granting of stock options, restricted share or performance shares, the determination of the terms and conditions of any such awards, the interpretation of the Plan and any other action they deem appropriate in connection with the administration of the Plan.

         Awards may be made under the Plan in the form of Plan options, shares of our Common Stock subject to a vesting schedule based upon certain performance objectives ("performance shares") and shares subject to a vesting schedule based on the recipient's continued employment ("restricted shares"). Plan options may either be options qualifying as incentive stock options under Section 422 of the IRS Code, or options that do not so qualify. Any incentive stock option granted under our Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our Common Stock must be at least 110% of such fair market value as determined on the date of the grant. Only persons who are our officers or other key employees are eligible to receive incentive stock options and performance share grants. Any non-qualified stock option granted under our Plan must provide for an exercise price of not less than ninety percent (90%) of the fair market value of the underlying shares on the date of such grant.

         The term of each Plan option and the manner in which it may be exercised is determined by the Board of Directors, provided that no Plan option may be exercisable more than three years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our Common Stock, no more than five years after the date of the grant. The exercise price of the stock options may be paid in either:

         -        cash, or

         - delivery of unrestricted shares of our Common Stock having a fair market value on the date of delivery equal to the exercise price, or

         - surrender of shares of our Common Stock subject to the stock option which has a fair market value equal to the total exercise price at the time of exercise, or

         -        a combination of the foregoing methods.

         All Plan options are non-assignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. At the discretion of the Board of Directors, it may approve the irrevocable transfer, without payment, of non-qualified options to the option holder's spouse, children, grandchildren, nieces or nephews, or to the trustee of a trust for the principal benefit of one or more such persons, or to a partnership whose partners are one or more of such persons. If an optionee's employment is terminated for any reason, other than due to his or her death, disability or termination for cause, or if an optionee is not our employee but is a member of our Board of Directors and his or her service as a director is terminated for any reason, other than due to his or her death or disability, the Plan option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his or her employment, the Plan option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date of the Plan option or the date one year following the date of the optionee's death. If the optionee's employment, membership on the Board of Directors or engagement as a consultant terminates by reason of the optionee's retirement, then the Plan option granted may be exercised until the earlier of 90 days following the date of termination or the expiration date. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the IRS Code, the Plan option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

         At the time of the restricted share grant, the Board of Directors may determine the vesting schedule of such shares and that after vesting, such shares may be further restricted as to transferability or be subject to repurchase by us or forfeiture upon the occurrence of certain events. Awards of restricted shares must be accepted by the participant within 30 days of the grant.

         At the time of the award of performance shares, the Board of Directors shall establish a range of performance goals to be achieved during the performance period, including, without limitation, earnings, return on capital, or any performance goal approved by our stockholders in accordance with Section 162(m) of the IRS Code. Attainment of the highest performance goal for the performance period will earn 100% of the performance shares awarded for the performance period; failure to attain the lowest performance goal will result in the participant earning no performance shares. Attainment of the performance goals will be calculated from our financial statements, excluding changes in federal income tax rates and the effect of non-recurring and extraordinary items. The performance goals may vary for difference performance periods and need not be the same for each participant receiving an award during a performance period.

         If the participant's employment by us, membership on our Board of Directors, or engagement by us as a consultant is terminated before the end of any performance period, or upon the participant's death, retirement or disability, the Board of Directors, taking into consideration the performance of such participant and our performance over the performance period, may authorize the issuance to the participant or his or her legal representative or designated beneficiary all or a portion of the performance shares which would have been issued to him or her had the participant's employment, board membership or consulting engagement continued to the end of the performance period. If the participant's employment, board membership or consulting engagement terminates before the end of the performance period for any other reason, all performance shares are forfeited.

         Notwithstanding the foregoing, but subject to any stockholder approval or other requirements of Section 162(m) of the IRS Code, the Board of Directors in its discretion and as determined at the time of award of the performance shares, may provide the participant with the option of receiving cash in lieu of the performance shares in an amount determined at the time of award including, without limitation, by one or more of the following methods:

         - the fair market value of the number of shares subject to the performance shares agreement on the date of award, or

         - part or all of any increase in the fair market value since such date, or

         - part or all of any dividends paid or payable on the number of shares subject to the performance share agreement, or

         - any other amounts which in the board's sole discretion are reasonably related to the achievement of the applicable performance goals, or

         -        any combination of the foregoing.

         The purchase price for restricted shares or performance shares granted under the Plan shall be set by the Board of Directors but may not be less than par value. Payment of the purchase price for the restricted shares or performance share may be made in either,

         -        cash, or

         - by delivery of unrestricted shares of our Common Stock having a fair market value on the date of such delivery equal to the total purchase price, or

         -        a combination of either of these methods.

         The restricted stock awards, performance stock awards and stock options are subject to accelerated vesting in the event of our change of control. We may, at our option, terminate all unexercised stock options 30 days after a change in control and pay to the participant holding these unexercised options cash in an amount equal to the difference between fair market value and the exercise price of the stock option. If the fair market value is less than the exercise price, we may terminate the options without payment to the holder. The per share purchase price of shares subject to Plan options granted under the Plan or related to performance share awards or restricted share awards may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of such option or award. No participant in our Plan has any rights as a stockholder until the shares subject to the Plan options or stock awards have been duly issued and delivered to him or her.

         We have an option to purchase any shares of our Common Stock which have been issued to Plan participants pursuant to restricted stock awards, performance stock awards or stock options if the participant ceases to be our employee, a member of our Board of Directors or a consultant to us for any reason. We must exercise our repurchase right at the time of termination. The purchase price for any shares we repurchase will be equal to the fair market value of the our total stockholder's equity divided by the total outstanding shares of our Common Stock on the last day of that calendar month, calculated on a fully-diluted basis. If we exercise our repurchase right, we much close the transaction within 20 days from the termination date. At closing, we are entitled to delivery a one-year promissory note as payment for the purchase price or, at our option, we may pay same in cash at closing.

         We also have a right of first refusal to meet the offer if the holder of any shares of our Common Stock awarded or issued pursuant to our Plan desires to sell such shares to a third party.

         The Board of Directors may amend, suspend or terminate our Plan at any time, except that no amendment shall be made which:

         - increases the total number of shares subject to the Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization), or

         - affects outstanding Plan options or any exercise right thereunder, or

         -        extends the term of any Plan option beyond 10 years, or

         -        extends the termination date of the Plan.

         Unless the Plan shall be earlier suspended or terminated, the Plan shall terminate 10 years from the date of the Plan's adoption by our stockholders. Any such termination of our Plan shall not affect the validity of any Plan options previously granted thereunder.

Federal Income Tax Effects
--------------------------

         The following discussion applies to our Plan and is based on federal income tax laws and regulations in effect on December 31, 2002. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his or her own tax adviser.

         Our Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the IRS Code.

         An employee granted an incentive stock option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the incentive stock option over the option exercise price is an item of tax preference under Section 57(a)(3) of the IRS Code and may be subject to the alternative minimum tax imposed by Section 55 of the IRS Code. Upon disposition of stock acquired on exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the incentive stock option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the incentive stock option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an incentive stock option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the incentive stock option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an incentive stock option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition.

         If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the Common Stock is issued to the employee upon exercise of the incentive stock option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         In respect to the holder of non-qualified options, the option holder does not recognize taxable income on the date of the grant of the non-qualified option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of non-qualified options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

         In connection with the issuance of stock grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the stock grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 and the stock grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture, the recipient would be obligated to include in gross income the fair market value of the stock grant received once the conditions to receipt of the stock grant are satisfied.

Restrictions Under Federal Securities Laws
------------------------------------------

         The sale of our Common Stock issuable upon pursuant to our Plan must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 promulgated under the Securities Act or other applicable exemption. Our officers, directors and 10% and greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Securities Exchange Act of 1934.

No Dissenter's Rights
---------------------

         Under Nevada Law, stockholders are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2004 must be received by the Company no later than September 1, 2003, in order to have them included in the information statement and form of information statement relating to that meeting.

                              ACCOMPANYING REPORTS

         The Company's Annual Report on Form 10-KSB, including audited consolidated financial statements as at and for the years ended December 31, 2002 and 2001 accompany this information statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/  B. M. Milvain
                                              ----------------------------------
                                              B. M. Milvain, President

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                         HEALTH SYSTEMS SOLUTIONS, INC.


         Health Systems Solutions, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), and in accordance with the applicable provisions of Section 78 of the Nevada Revised Statutes ("NRS"):

         DOES HEREBY CERTIFY:

         FIRST: That the Fourth paragraph of the Corporation's Articles of Incorporation, as amended, is hereby deleted in its entirety and replaced with the following:

                                   "ARTICLE IV
                                     CAPITAL

                  The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 165,000,000 non-assessable shares, 150,000,000 of which shall be of a class designated as common stock (the "Common Stock") with a par value of $0.001 per share, and 15,000,000 shares of which shall be of a class designated as preferred stock (the "Preferred Stock") with a par value of $0.001 per share. The Preferred Stock may be issued in various series and shall have preference as to dividends and to liquidation of the Corporation. The Board of Directors of the Company shall establish the specific rights, preferences, voting privileges and restrictions of such Preferred Stock, or any series thereof.

                  The Common Stock shall have unlimited voting rights provided in the Nevada Business Corporation Act. None of the shares of the Corporation shall carry with them the pre-emptive right to acquire additional or other shares of the Corporation. There shall be no cumulative voting of shares."

         SECOND: The foregoing Certificate of Amendment to the Articles of Incorporation was adopted pursuant to NRS Section 78.390 by the Board of Directors of the Corporation by unanimous written consent dated March 27, 2003, and was adopted pursuant to NRS Section 78.320 by the holders of a majority of the Company's issued and outstanding shares of capital stock entitled to vote on the matter by written consent of such stockholders dated March 27, 2003. Therefore, the number of votes cast was sufficient for approval.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by its duly authorized officer.

Dated:  ______________, 2003.

                                                        ------------------------
                                                        B. M. Milvain, President

                                    EXHIBIT B

                       2003 MANAGEMENT AND DIRECTOR EQUITY
                         INCENTIVE AND COMPENSATION PLAN


Section 1. Purposes of Plan.
           ----------------

         The purpose of this 2003 Management and Director Equity Incentive and Compensation Plan (the "Plan") of HEALTH SYSTEMS SOLUTIONS, INC., a Nevada corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees, directors and consultants for the Company and its subsidiary corporations. In order to serve this purpose, the Plan encourages and enables key employees, directors and consultants to participate in the Company's future prosperity and growth by providing them with incentives and compensation based on the Company's performance, development, and financial success. These objectives will be promoted by granting to key employees equity-based awards in the form of: (a) Incentive Stock Options ("ISOs"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and (b) shares of the Company's common stock, $0.001 par value (the "Shares"), (or their economic equivalent) that will be subject to a vesting schedule based on certain performance objectives ("Performance Shares"). In addition, key employees, directors and consultants may receive (i) stock options which are not intended to qualify as ISOs ("NQSOs") (ISOs and NQSOs are referred to together hereinafter generally as "Stock Options") and (ii) Shares that will be subject to a vesting schedule based on the recipient's continued employment ("Restricted Shares"). These awards are referred to generally hereafter as the "Awards"). For purposes of this Plan, "subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code.

Section 2. Administration of Plan.
           ----------------------

         The Plan shall be administered by a committee of not less than two directors (the "Committee"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (a) select Eligible Employees (as defined in Section 3, below) as recipients of Awards (such recipients, "Participants"); (b) grant Stock Options, Restricted Shares, or Performances Shares, or any combination thereof; (c) determine the number and type of Awards to be granted; (d) determined the terms and conditions, not inconsistent with the terms hereof, of any Award, including without limitation, time and performance restrictions; (e) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (f) interpret the terms and provisions of the Plan and any Award granted and any agreements relating thereto; and (g) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof, including without limitation, decisions with respect to employees to be granted Awards and the number and type of Awards, shall be made in the Committee's sole discretion and shall be final and binding on all persons.

Section 3. Participants in Plan.
           --------------------

         The persons eligible to receive Awards under the Plan ("Eligible Employees") shall include officers, directors, other key employees and consultants of the Company or one or more of its subsidiaries who, in the opinion of the Committee, have responsibilities affecting the management, development, or financial success of the Company or such subsidiaries; provided, however, that with respect to ISOs and Performance Shares, the persons eligible to receive such awards shall be limited to officers or other key employees designated by the Committee.

Section 4. Shares Subject to Plan.
           ----------------------

         The maximum aggregate number of Shares which may be issued under the Plan shall be 3,300,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares.

         If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option (other than by reason of exercise), or if any Restricted Shares or Performance Shares granted hereunder are forfeited by the holder, or if any Stock Option or other Award terminates without a payment or transfer being made to the Award recipient in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an Award (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future Awards under the Plan.

Section 5. Grant of Awards.
           ---------------

         ISOs, NQSOs, Restricted Shares, and Performance Shares may be granted alone or in addition to other Awards granted under the Plan. Any Awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of Awards need not be the same with respect to each Participant.

         Each Award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, or Performance Share Agreement, as the case may be (collectively, "Award Agreements"), in the form approved by the Committee from time to time, which shall be dated as of the date approved by the Committee in connection with the grant, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Award and state that the Award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Award shall be deemed to be the date on which the Award is granted for all purposes, unless the Committee otherwise specifies in its approval. The granting of an Award under the Plan, however, shall be effective only if and when a written Award Agreement is duly executed and delivered by or on behalf of the Company and the Participants.

Section 6. Stock Options.
           -------------

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by a written Stock Option Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Exercise Price.
             --------------

         The exercise price per Share issuable upon exercise of an ISO shall be no less than the fair market value per Share on the date the ISO is granted; provided that if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. The exercise price per Share issuable upon exercise of an NQSO shall be no less than ninety percent (90%) of the fair market value per Share on the date the NQSO is granted. For the purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on The Nasdaq Stock Market on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined in good faith by the Committee, in its sole discretion.

         (b) Vesting and Exercise of Options.
             -------------------------------

         A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation, the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the grant of such Stock Option.

         (c) Term.
             ----

         No Stock Option shall be exercisable after the expiration of ten years from the date on which that Stock Option is granted. With respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

         (d) Method of Exercise.
             ------------------

         A Stock Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Stock Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

         (e) Restrictions on Shares Subject to Stock Options.
             -----------------------------------------------

         Shares issued upon the exercise of any Stock Option may be made subject to such disposition, transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

         (f) Transferability.
             ---------------

         Except as provided in this paragraph, Stock Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Stock Options transferred as provided in this paragraph, all Stock Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing, (i) ISOs may be transferred only upon the Participant's death and only by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative,
(ii) NQSOs may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative, and (iii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of a trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such NQSO shall be exercisable only by the transferee or such transferee's legal representative.

         (g) Termination of Employment by Reason of Death or Disability.
             ----------------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's death or disability (as defined in Section 22(e)(3) of the Code with respect to ISOs, and, with respect to NQSOs, as defined by the Committee in its sole discretion at the time of grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee within 60 days of such death or disability, to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date, and (ii) to the extent a Stock Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant's estate, whichever is applicable, for a period of one year (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or death or disability) from the date of death or disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (h) Termination of Employment by Reason of Retirement.
             -------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's retirement, then each NQSO held by such Participant may thereafter be exercised by the Participant according to its terms, including without limitation, for such period after such termination as shall be set forth in the applicable Stock Option Agreement, and each ISO held by such Participant may thereafter be exercised by the Participant for a period of 90 days from the date of such termination of employment, or until the expiration of the stated term of such ISO, whichever period is shorter. For purposes of the Plan, "retirement" shall mean voluntary termination of employment with the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries by a Participant after attaining age 60 and having at least two years of service with the Company or any one or more of its subsidiaries or, in the case of a director, completion of a number of years of service on the Board of Directors of the Company as specified in the Stock Option Agreement or, in the case of a consultant, completion of a number of years of service to the Company as a consultant as specified in the Stock Option Agreement.

         (i) Other Termination of Employment.
             -------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates for any reason other than death, disability, or retirement, then (i) to the extent any Stock Option held by such Participant is not vested as of the date of such termination, such Stock Option shall automatically terminate on such date; and
(ii) to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or termination of employment) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that, upon the termination of the Participant's employment, membership on the Board of Directors or engagement as a consultant by the Company or its subsidiaries for Cause (as defined in an applicable Stock Option Agreement), any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's employment by, membership on the Board of Directors of the Company or engagement as a consultant is for "Cause" shall be determined by the Committee, in its sole discretion.

         (j) Effect of Termination of Participant's Employment on Transferee.
             ---------------------------------------------------------------

         Except as otherwise permitted by the Committee in its sole discretion, no Stock Option held by a transferee of a Participant pursuant to Section 6(f)(iii), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Section 6(g), (h), and (i) without specification of other periods by the Committee as provided herein.

         (k) ISO Limitations and Savings Clause.
             ----------------------------------

         The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 unless otherwise permitted by Code Section 422 as an unused limit carryover to such year.

         Any provision of the Plan to the contrary notwithstanding, without the consent of each Participant affected, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code or so as to disqualify any ISO under such Code Section 422.

Section 7. Restricted Shares.
           -----------------

         Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Restricted Share grant shall be evidenced by a written Restricted Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Price.
             -----

         The purchase price for Restricted Shares shall be any price set by the Committee but may not be less than the par value of such Restricted Shares. Payment in full of the purchase price, if any, shall be made by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (b) Acceptance of Restricted Shares.
             -------------------------------

         At the time of the Restricted Share Award, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Agreement. Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Restricted Share Agreement. The Participant shall not have any rights with respect to the grant of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (c) Share Restrictions.
             ------------------

         Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during such period as may be set by the Committee, in its discretion, and as shall be set forth in the applicable Restricted Share Agreement (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Restriction Period, all Restricted Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Restricted Shares.

         (d) Stock Issuances and Restrictive Legends.
             ---------------------------------------

         Upon execution and delivery of the Restricted Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Restricted Shares subject to such Restricted Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Restricted Shares. Restricted Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, issue Restricted Shares (whether or not such Restricted Shares are, at the time of such issuance, the subject of an Award) to the trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Restricted Shares until the restrictions thereon have lapsed (in full or in part, in the Committee's sole discretion), and the Committee may require that, as a condition of any Restricted Share Award, the Participant shall have delivered to the Company or such trustee, as appropriate, a stock power, endorsed in blank, relating to the Restricted Shares covered by the Award.

         (e) Shareholder Rights.
             ------------------

         Unless otherwise provided in the applicable Restricted Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Restricted Shares covered by an Award unless and until the Restricted Shares have been duly issued and delivered to him under the Plan.

         (f) Expiration of Restriction Period.
             --------------------------------

         Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

Section 8. Performance Shares.
           ------------------

         Performance Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Performance Share grant shall be evidenced by a written Performance Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Performance Periods and Goals.
             -----------------------------

                  (i) The performance period for each Award of Performance Shares shall be of such duration as the Committee shall establish at the time of the Award (the "Performance Period"). There may be more than one Award in existence at any one time, and Performance Periods may differ.

                  (ii) At the time of each Award of Performance Shares, the Committee shall establish a range of performance goals (the "Performance Goals") to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance of the Company over the Performance Period as the Committee shall select, including without limitation earnings, return on capital, or any performance goal approved by the shareholders of the Company in accordance with Section 162(m) of the Code. Performance Shares awarded to Participants will be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the Performance Period. Attainment of the highest Performance Goal for the Performance Period will be 100% of the Performance Shares awarded for the Performance Period; failure to attain the lowest Performance Goal for the Performance Period will earn none of the Performance Shares awarded for the Performance Period.

                  (iii) Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude (A) the effects of changes in federal income tax rates, (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of Section 17, vary the terms and conditions of any Performance Share Award, including without limitation the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

         (b) Price.
             -----

         The purchase price for Performance Shares shall be any price set by the Committee but may not be less than the par value of such Performance Shares. Payment in full of the purchase price, if any, shall be made by certified of bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (c) Acceptance of Performance Shares.
             --------------------------------

         At the time of the Performance Share Award, the Committee may determine that such Shares shall, after vesting pursuant to the Performance Period and Performance Goad provisions described above, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Performance Share Agreement. Awards of Performance Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Performance Share Agreement. The Participant shall not have any rights with respect to the grant of Performance Shares unless and until the Participant has executed the Performance Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (d) Share Restrictions.
             ------------------

         Subject to the provisions of the Plan and the applicable Performance Share Agreement, during the Performance Period and any additional Restriction Period (as defined in Section 7(c), above), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Performance Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Performance Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Performance Period or the Restriction Period, all Performance Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Performance Shares.

         (e) Stock Issuances and Restrictive Legends.
             ---------------------------------------

         Despite the execution and delivery of the Performance Share Agreement as described above, the Company shall have no obligation to issue the Performance Shares prior to the vesting of the Performance Shares, provided that the Company shall issue the Performance Shares as soon as reasonably practicable after such vesting and after payment in full of the purchase price, if any, for such Performance Shares. Performance Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear such restrictive legend as is consistent with applicable restrictions, if any, including without limitation those represented by the Performance Period and Performance Goals and those described in Section 8(d), above. The Committee may require that, whenever issued, the Performance Shares be issued to and held by the Company or a trustee until the restrictions on such Performance Shares have lapsed (in full or in part), and that, as a condition of any Performance Share Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Performance Shares covered by the Award.

         (f) Shareholder Rights.
             ------------------

         Unless otherwise provided in the applicable Performance Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Performance Shares covered by an Award unless and until the Performance Shares have been duly issued and delivered to him under the Plan.

         (g) Expiration of Restricted Period.
             -------------------------------

         Subject to fulfillment of the terms and conditions of the applicable Performance Share Agreement and any other vesting requirements related to the applicable Performance Period or Performance Goals, upon the expiration of the Restriction Period without prior forfeiture of the Performance Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

         (h) Termination of Employment.
             -------------------------

         If a Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, retirement (as defined in Section 6(h), above), or disability (as defined by the Committee in its discretion at the time of grant and set forth in the Performance Share Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the issuance to such Participant (or his legal representative or designated beneficiary) of all or a portion of the Performance Shares which would have been issued to him had his employment, Board membership or engagement continued to the end of the Performance Period. If the Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period for any other reason, all Performance Shares shall be forfeited.

         (i) Election to Receive Cash in Lieu of Shares.
             ------------------------------------------

         Notwithstanding the foregoing to the contrary (but subject to any shareholder approval or other requirements of Section 162(m) of the Code), the Committee may, in its sole discretion and as set forth in the applicable Performance Share Agreement, provide the Participant with the option to elect to receive, instead of Performance Shares, cash in an amount determined pursuant to such Performance Share Agreement including, without limitation, any one or more of the following: (i) the fair market value of the number of Shares subject to the Performance Share Agreement as of the date thereof, (ii) part or all of any increase in such fair market value since such date, (iii) part or all of any dividends paid or payable on the number of Shares subject to such Performance Share Agreement since the date thereof, (iv) any other amounts which, in the Committee's sole discretion and as set forth in the applicable Performance Share Agreement, are reasonably related to the achievement of the applicable Performance Goals, or (v) any combination of the foregoing. Such election and any cash payment resulting therefrom shall be made at such time or times as shall be specified in the Performance Share Agreement.

Section 9. Restriction on Exercise After Termination.
           -----------------------------------------

         Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") and held by a Participant on the date of termination of such Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant for any reason shall be exercisable after such termination if, prior to such exercise, the Participant (a) takes other employment or renders services to others without the written consent of the Company, (b) violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (c) otherwise conducts himself in a manner adversely affecting the Company in the sole discretion of the Committee.

Section 10. Withholding Tax.
            ---------------

         The Company, at its option, shall have the right to require the Participant or any other person receiving Shares, Restricted Shares, or Performance Shares (including cash in lieu of Performance Shares) to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, Restricted Shares, or Performance Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares, Restricted Shares, and Performance Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The Company, at its option, shall also have the right to require a Participant to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the Participant of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Section 11. Securities Law Restrictions.
            ---------------------------

         No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

         The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 12. Change in Control.
            -----------------

         (a) Accelerated Vesting and Company Purchase Option.
             -----------------------------------------------

         Notwithstanding any provision of this Plan or any Award Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this Section 12 and stating that this Section 12 shall not be applicable to the Award evidenced by such Award Agreement), if a Change in Control (each as defined below) occurs, then:

                  (i) Any and all Stock Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms, and the restrictions applicable to any or all Restriction Shares and Performance Shares shall lapse and such Shares and Awards shall be fully vested; provided that no Stock Option or other Award right which has previously been exercised or otherwise terminated shall become exercisable; and\

                  (ii) The Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Stock Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in Section 6(a), above) of the Shares subject to the Stock Option at the time the company exercises its option under this Section 12(a)(ii) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Stock Option without any payment.

         (b) Definition of Change in Control.
             -------------------------------

         For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the 1934 Act, but excluding Around The World Holdings, LLC, the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period of 18 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 18-month period shall be deemed to have satisfied such 18-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 18-month period) or by prior operation of this Section 12(b)(ii); or

                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company, a subsidiary of the Company, or any of their respective affiliates through purchase of assets, by merger, or otherwise.

         Notwithstanding the foregoing to the contrary, a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Incumbent Directors of the Board approve or had approved such change (A) described in Sections 12(b)(i), (ii), (iii), or 12(c)(i) of this Plan, or (B) prior to the commencement by any person other than the Company of a tender offer for Shares.

Section 13. Changes in Capital Structure.
            ----------------------------

         In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Award shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Awards, all as determined by the Committee in its sole discretion.

         In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Awards, as determined by the Committee in its sole discretion.

         The Committee's determination of the adjustments appropriate to be made under this Section 13 shall be conclusive upon all Participants under the Plan.

Section 14. No Enlargement of Employee Rights.
            ---------------------------------

         The adoption of this Plan and the grant of one or more Awards to an employee of the Company or any of its subsidiaries shall not confer any fight to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the fight of his employer to terminate his employment at any time, with or without cause.

Section 15. Rights as a Shareholder.
            -----------------------

         No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Award unless and until such Shares have been duly issued and delivered to him under the Plan.

Section 16. Acceleration of Rights.
            ----------------------

         The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option or other Award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the Award.

Section 17. Interpretation, Amendment, or Termination of the Plan.
            -----------------------------------------------------

         The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an Award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Stock Option or other right under the Plan without the consent of the holder of such Stock Option or other fight; and (b) except for the adjustments provided for in Section 13, above, no amendment may be made by Board action without shareholder approval if the amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan,
(iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) extend the maximum option period of Stock Options, or (v) effect any other change which requires shareholder approval under applicable law or regulation. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

Section 18. Unfunded Status of the Plan.
            ---------------------------

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

Section 19. Protection of Board and Committee.
            ---------------------------------

         No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

Section 20. Government Regulations.
            ----------------------

         Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Company's Shares may then be listed.

Section 21. Governing Law.
            -------------

         The Plan shall be construed under and governed by the laws of the State of Nevada.

Section 22. Genders and Numbers.
            -------------------

         When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 23. Captions.
            --------

         The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 24. Effective Date.
            --------------

         The Plan shall be effective July 1, 2003. The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all Awards granted under the Plan shall became null and void and have no further force or effect.

Section 25. Term of Plan.
            ------------

         No Award shall be granted pursuant to the Plan on or after 10th Anniversary of Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

Section 26. Private Company Provisions.
            --------------------------

          (a) Restrictive Legend.
              ------------------

         If one or more Stock Options or other rights under the Plan are exercised pursuant to exemptions from the Federal and state securities laws: (a) any Shares issued upon exercise of those Stock Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the Federal and state securities laws or a valid exemption from such registration is available; and
(b) the Company may cause each certificate or other documentation evidencing the ownership of any Shares issued upon exercise of those Stock Options or rights to be imprinted with a legend in the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any Federal or state securities laws.

         (b) Restriction on Transfers.
             ------------------------

         No Shares awarded under the Plan or issued upon exercise of a Stock Option or other right under the Plan may be sold or otherwise transferred while the holder of those Shares is an employee of the Company or any subsidiary corporation.

         (c) Purchase Option.
             ---------------

         If any Participant ceases to be an employee of the Company and its subsidiary corporations, a member of the Board of Directors of the Company and its subsidiaries or a consultant to the Company and its subsidiaries for any reason (including, without limitation, his death, disability, retirement, resignation, replacement discharge, or any other reason), then the Company shall have the exclusive right and option to purchase from such Participant, the executor or administrator of his estate, or his other successor in interest, as the case may be (for purposes of this subsection, the "Selling Shareholder"), any or all of the Shares which may have been purchased by or awarded to the Participant under the Plan (including without limitation any Shares purchased upon exercise of a Stock Option or other right after termination of the Participant's employment, engagement or Board membership and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends, or similar sources as a result of receiving Shares under the
Plan).

         In order to exercise its purchase option under this subsection, the Company shall give written notice to the Selling Shareholder, stating that the Company thereby exercises its option under this subsection, at any time after termination of the Participant's employment. The purchase price for the Shares under this subsection shall be equal to: (i) the fair market value of the total shareholders' equity of the Company, as determined by an appraisal which shall be made by an independent firm of certified public accountants selected by the Board and which shall be approved by the Board, if such appraisal was so made and approved not earlier than 15 months prior to the termination of the Participant's employment or, if not, a new appraisal made by such an independent firm and approved by the Board, plus or minus any increases or decreases in the book value of the total shareholders' equity of the Company from the effective date of such appraisal to the last day of the calendar month of termination of the Participant's employment (whether such termination was before or after the effective date of such appraisal), divided by (ii) the total outstanding common shares of the Company as of the last day of that calendar month, calculated on a fully diluted basis under generally accepted accounting principles. In the event of any disagreement between the Selling Shareholder and the Company concerning calculation of the purchase price for the Shares under this subsection, the calculation shall be made by any independent firm of certified public accountants selected by the Board, whose determination shall be final and conclusive on all interested parties. All costs of any such appraisal shall be borne by the Company, and all costs of any calculation of the purchase price by an independent firm of certified public accountants to resolve any such disagreement shall be borne equally by the Selling Shareholder and the Company.

         If the Company exercises its option under this subsection, the purchase and sale of the Shares shall be closed within 20 business days after determination of the purchase price, at a time and place reasonably specified by the Company. At the closing, the Selling Shareholder shall assign and transfer the Shares to the Company free and clear of all encumbrances or other claims, and the Company shall execute and deliver to the Selling Shareholder the Company's promissory note: (i) dated as of the closing date, (ii) payable to the order of the Selling Shareholder, (iii) in a principal amount equal to the full purchase price, (iv) payable on or before the first anniversary of the closing date, (v) with interest payable at maturity calculated on the unpaid principal amount from the closing date to the payment date at a rate per annum equal to the then-current yield-to-maturity on United States Treasury securities of comparable maturity, as determined in good faith by the Company, plus 100 basis points. The Company may elect, in its discretion, to pay all or any part of the purchase price by good and sufficient check at the closing, in which event the Company's promissory note shall be eliminated or reduced by that amount, as the case may be. The Company may prepay its promissory note at any time without penalty.

         (d) First-Refusal Option.
             --------------------

                  (i) If the holder of any Shares awarded under the Plan or issued upon exercise of one or more Stock Options or rights under the Plan desires to sell, and receives a bona fide written offer to buy, all or any part of his Shares, for a price computed and payable in dollars and such holder is not an employee, consultant or director of the Company or any its subsidiaries, such holder may sell such Shares, but only pursuant to the following provisions of this subsection. Such holder shall obtain from the person or persons who propose to buy such Shares (collectively, the "Buyer") a written offer to buy such Shares (the "Offer") which shall include the following provisions: (A) the number of Shares to be purchased, the price, the terms of payment, and the other terms and conditions of the proposal; (B) agreement by the Buyer that the Offer shall be irrevocable for a specified period of time expiring not earlier than 20 business days after the date that notice of the Offer is given to the Company; and (C) the consideration received from such holder for the Buyer's agreement that the Offer shall be irrevocable for the specified period of time. At the time of obtaining the Offer, such holder shall part with adequate consideration to bind the Buyer to his agreement that the Offer shall be irrevocable for the specified period of time.

                  (ii) Upon obtaining an Offer that such holder desires to accept, such holder shall give written notice of the Offer and its acceptability to the Company, enclosing a photocopy of the Offer, and shall make the signed original of the Offer available to the Company for examination upon request. The Company shall have the exclusive right and option to purchase all, but only all, of the Shares described in the Offer under whichever of the following three sets of price and terms and conditions that it elects, in its discretion: (A) for the purchase price and upon the other terms and conditions specified in the Offer; or (B) for the purchase price and upon the other terms and conditions which would be applicable under Section 26(c), above, if the employment, Board membership or engagement of such holder had terminated on the date when such holder gave written notice of the Offer; or (C) for the purchase price specified in the Offer and upon the other terms and conditions which would be applicable under Section 26(c), above, if the employment, Board membership or engagement of such holder had terminated on the date when such holder gave written notice of the Offer (including, without limitation, execution and delivery of the Company's promissory note meeting the requirements of Section 26(c), above).

                  (iii) In order to exercise its purchase option under this subsection, the Company shall give written notice to such holder, stating that the Company thereby exercises its option under this subsection, at any time not later than 10 business days after the Company receives the written notice from such holder. If the Company exercises its option under this subsection, the purchase and sale of such Shares shall be closed, at a time and place reasonably specified by the Company, within 20 business days after the later of: (A) the date when the Company exercises its option under this subsection; or (B) the date when the purchase price has been determined. In that event, the terms for payment of the purchase price and the other terms and conditions for purchase shall be not less favorable to the Company that those specified in the Offer.

                  (iv) If the Company fails to exercise its purchase option under this subsection, such holder may sell the Shares specified in the Offer to the Buyer at the price and on the terms and conditions of the Offer, subject to compliance with all other requirements in the Plan. Upon completion of the sale of the Shares pursuant to the preceding sentence, the Shares shall remain subject to all requirements and restrictions of the Plan including, without limitation, the Company's option to purchase the Shares in the event of any subsequent sale or other transfer, as described in this Section 26(d).

Section 27. Savings Clause.
            --------------

         In case any one or more of the provisions of this Plan or any Award shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan or such Award, as applicable, to be construed so as to foster the intent of this Plan. This Plan and all Awards are intended to comply in all respects with applicable law and regulation, including Section 422 of the Code, Rule l6b-3 under the 1934 Act (with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons")), and Section 162(m) of the Code (with respect to covered employees as defined under Section 162(m) of the Code ("Covered Employees")). In case any one or more of the provisions of this Plan or any Award shall be held to violate or be unenforceable in any respect under Code Section 422, Rule 16b-3, or Code
Section 162(m), then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Code Section 422, Rule 16b-3, or Code Section 162(m) shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be in compliance with Code Section 422, Rule 16b-3, and Code Section 162(m). Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or Covered Employees without so restricting, limiting, or conditioning this Plan with respect to other Participants.

Executed this ___ day of ____________, 2003.

                                                 HEALTH SYSTEMS SOLUTIONS, INC.

                                                 By:/s/ B. M. Milvain
                                                 -----------------------------
                                                 B. M. Milvain
                                                 President